Patent Finance Obligations	12 Months Ended
Dec. 31, 2016
Debt Disclosure [Abstract]
Patent Finance Obligations

8.      PATENT FINANCE OBLIGATIONS

On June 18, 2014, the Company acquired the right to license certain patents, the consideration for which is to be fully paid on or before June 18, 2023; however; the timing of the payments is subject to the Company entering into certain future license agreements with third-parties. The Company has set up the liability based on its expected payment schedule using a discount rate of 6.0%. The discount rate is an estimate of a risk-adjusted rate giving consideration to rates for revolving debt with no fixed payments.

As at December 31, 2016, the current and long-term portions of this obligation are $5,129 and $8,685, respectively.

On September 13, 2014, the Company acquired certain patents and entered into a licensing agreement with the same counter-party. The obligation was based on the quarterly payment stream of $1,389 using a discount rate of 4.5%. The discount rate is an estimate of a risk-adjusted rate giving consideration to rates for secured term debt with fixed payments over a five year term.

As at December 31, 2016, the current and long-term portions of this obligation are $5,243 and $4,090, respectively.

The current and long-term portions of these obligations are reflected as follows:

	Gross	Unamortized Discount	Net Carrying Amount
As at December 31, 2016
Patent rights finance obligation, due June 18, 2023	$14,000	$(185)	$13,815
Patent finance obligation, due August 18, 2018	9,722	(390)	9,332
	23,722	(575)	23,147
Current portion			(10,372)
			$12,775

	Gross	Unamortized Discount	Net Carrying Amount
As at December 31, 2015
Patent rights finance obligation, due June 18, 2023	$14,000	$(364)	$13,636
Patent finance obligation, due August 18, 2018	15,277	(933)	14,344
	29,277	(1,297)	27,980
Current portion			(8,085)
			$19,895

Payments are expected to be as follows:

2017	10,556
2018	11,166
2019	2,000
$23,722